nova LIFESTYLE *Enjoy Life in Style*

Presentation at Marcum Microcap Conference
June 20, 2012



Corporate Headquarters
6541 E. Washington Blvd.
Commerce, CA 90040 USA
Tel: (323) 888-9999
www.novalifestyle.com

# Nova LifeStyle, Inc.

Stock Symbol: STVS

# SAFE HARBOR STATEMENT

This presentation contains "forward-looking statements" within the meaning of the "safe-harbor" provisions of the Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of sales, future national or regional economic and competitive conditions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products, marketing existing products, customer acceptance of existing and new products, and other factors. Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward-looking statements contained in this presentation.

# ABOUT OUR COMPANY

- A rapidly growing U.S. designer, distributor and manufacturer of modern lifestyle furniture, headquartered in California with 2011 sales of $42MM (up 50% YOY) and net income of $5.4 million (up 28% YOY)
- Industry innovator and niche leader in the U.S. and globally with its own brands featuring "urban contemporary" matching room settings (sofas, chairs, dining rooms and bedrooms) combining Italian design with American comfort
- A sought after high quality OEM manufacturer serving such industry leaders as IKEA and Conforama
- An emerging leader in the China market with fast growing network of higher margin direct sale franchised stores (approaching 100 franchises in 30 provinces) exclusively selling NOVA products
- Growing Internet indirect sales presence in the U.S. and globally

NOVA LIFESTYLE, INC. (STVS.OB)



OUR MISSION:

To sustain globally balanced rapid sales and manufacturing growth with increasing emphasis on sales of NOVA branded furniture designed to appeal to lifestyle conscious consumers worldwide

# OTHER NOVA FACTS

- Symbol: STVS.OB
- Shares Outstanding: 18,691,250
- Recent Stock Price: $1.95 (June 8, 2012)
- Market Cap: Approx. $37.4MM
- Float: Approx. 4MM
- Employees: 1000
- ISO 9001 and ISO 14001 certified
- Patents: 119
- Public: June, 2011
- Founded: 1992
- Auditor: Marcum LLP


DIAMOND SOFA
nova LIFESTYLE
6541

# WORLDWIDE MARKETS AND BRANDS

nova LIFESTYLE

**Our Markets:**

**U.S.**

- Global corporate headquarters
- Original design capabilities
- Diamond Sofa-branded products
- Distribute to stores ranked in the top 100 furniture companies in the U.S. (1)

**ASIA**

- Nova-branded products (Colorful World, Giorgio Mobili)
- Profitable and fast-growing franchising model
- Direct design and manufacturing capabilities

**EUROPE**

- Strong presence in the European markets
- Clients are primarily large retailers
- ODM/OEM capabilities
- Urban contemporary style is very much in demand

**Our Brands:**

DIAMOND SOFA® Urban Styles for Modern Living

nova 諾華 US

GIORGIO MOBILI

(1) Furniture/Today, "Top 100 U.S. Furniture Stores," November 15, 2011

# MANUFACTURING LEADER







DONGGUAN, CHINA

# GLOBAL PRESENCE

Sales and demographics for the year ended December 31, 2011


North America
33.50%
Europe
24.90%
China
33.20%
Hong Kong
1.53%
Asia (ex HK/China)
2.07%
Other Countries
2.74%
Australia
2.06%
Sales of Nova-branded products
Sales of Diamond Sofa products

# ESTABLISHED GLOBAL CUSTOMERS

nova LIFESTYLE

EL DORADO FURNITURE

OneWayFurniture.com ...and the 8th day it was furnished

Nebraska Furniture Mart

ACTONA COMPANY BRINGING HOME VALUE

ROOMS TO GO

Living Spaces furniture

ATG Stores

wayfair a zillion things home

amazon.com

# OTHER SELECT CUSTOMERS

JSWB 吉盛伟邦

居然之家 Easyhome

freedom

红星·美凯龙 MACALLINE

CIMEN 喜盈门

月星家居 YUEXING FURNITURE

IDEmøbler

FURNITURE Village

think sofas, think dfs

ATLAS Votre Choix Qualité . Vie

dormitienda

HOBA 好百年家居

ILVA

Kinhom 金海马家居

FLY

# COMPETITORS (U.S.)

| | STVS Nova Lifestyle Inc | LZB La-Z-Boy Incorporated | ETH Ethan Allen Interiors Inc. | FBM Furniture Brand Int | BSET Bassett Furniture Industries, Incorporated | STLY Stanley Furniture Company, Inc. | HVT Haverty Furniture Companis, Inc. | HOFT Hooker Furniture Corp |
|---|---|---|---|---|---|---|---|---|
| Market Cap (intraday)[5]: | 36.05M | $669.84M | $627.77M | 63.14M | $112.94M | $55.92 M | $238.15M | 114.77M |
| Trailing P/E (ttm, intraday): | 6.11 | 8.81 | 12.72 | N/A | 1.82 | NA | 12.99 | 20.94 |
| Forward P/E (fye Dec 31, 2013)[1]: | N/A | 13.78 | 15.65 | N/A | 25.72 | 55.00 | 14.28 | 11.24 |
| Price/Sales (ttm): | 0.74 | .53 | 0.85 | 0.06 | 0.43 | 0.55 | 0.37 | 0.52 |
| Price/Book (mrq): | 1.40 | 1.53 | 1.94 | 0.47 | 0.71 | 1.03 | 0.87 | 0.89 |
| Return on Assets (ttm): | 15.76% | 4.96% | 4.74% | -1.83% | 1.16% | -3.66% | 1.60% | 3.85% |
| Return on Equity (ttm): | 26.96% | 19.11% | 16.70% | -20.43% | 50.71% | -4.69% | 7.15% | 4.39% |
| Current Ratio (mrq): | 4.61 | 3.51 | 1.87 | 2.59 | 2.94 | 3.93 | 2.53 | 5.70 |
| Book Value Per Share (mrq): | 1.39 | 8.30 | 11.00 | 2.40 | 13.35 | 3.83 | 12.14 | 11.83 |

Note: Each Company above differs markedly from NOVA, in that NOVA is not a retailer- - it sells to retailers and distributors, and also is a manufacturer

**Abbreviation Guide: K** = Thousands; **M** = Millions; **B** = Billions, **mrq** = Most Recent Quarter (as of Mar 31, 2012)
**ttm** = Trailing Twelve Months (as of Mar 31, 2012), **yoy** = Year Over Year (as of Mar 31, 2012)
**lfy** = Last Fiscal Year (as of Dec 31, 2011), **fye** = Fiscal Year Ending,[1] Data provided by Thomson Reuters
[2] Data provided by EDGAR Online, [3] Data derived from multiple sources or calculated by Yahoo! Finance
[4] Data provided by Morningstar, Inc., [5] Shares outstanding is taken from the most recently filed quarterly or annual report and Market Cap is calculated using shares outstanding.
[6] EBITDA is calculated by Capital IQ using methodology that may differ from that used by a company in its reporting, Currency in USD Source: Capital IQ 6/14/12

# COMPETITIVE ADVANTAGES

NOVA = Contemporary Styling + Functionality = U.S. and Emerging Market Growth

- **Niche leader**: urban contemporary lifestyle products in high demand by modern consumers
- **Distribution channels in China**: direct access to the growing middle class in China through proven franchising model
- **Product variety**: more SKUs under Nova brands covering all aspects of household furniture needs compared to competitors that offer single furniture lines
- **Fully integrated design-to-production business model**: supports quick design changes and adaptation to market demand
- **Strong manufacturing capability**: outstanding, well recognized internal manufacturing capability and expert carefully monitored sourcing
- **Rapid U.S. expansion:** of E-commerce: higher margins and high growth
- **Strong entrepreneurial management team** – industry experts and entrepreneurial founders and managers
- **Innovation** – product innovation by design teams based in China and California allows for fast product launches
- **Stable and growing customer base** – strong relationships with established U.S. and global brands, direct sales to stores ranked in the top 100 furniture companies in the U.S. *


WORLD MARKET CENTER
WORLD MARKET CENTER


DIAMOND SOFA

(*) Furniture/Today, "Top 100 U.S. Furniture Stores," November 15, 2011

# GROWTH DRIVERS

- Furniture e-commerce sales in the U.S. rose 10.3% in 2011. (1)
- Through 2016, projected higher disposable income and strong consumer sentiment will help boost demand for furniture in the U.S. (2)
- As the level of home ownership rises, homeowners are expected to purchase more household goods in the U.S. (2)
- Global furniture production reached an estimated $402 billion in 2011 (3)
- Real growth in furniture demand in 2011 grew 8.5% in the world's top 70 countries, including the U.S. and Europe (3)
- The IMF anticipates further worldwide GDP growth of 7.2% in 2011 (4)
- Smaller homes and apartments and consumer preferences for loft style open look are key elements in "urban contemporary" success
- Consumption of furniture in China up 25.4% in the first quarter of 2012 (5)
- Greater demand for one-stop stylish furniture: increase in income levels leading to consumers in China caring more about design and style. GDP per capita projected to increase to over US$10,000 in 2020 from US$4,000 in 2010; tier1 city projected to exceed US$20,000 in 2020 (6)
- Nova LifeStyle offers modern, ergonomic and trendy products - 43% of Chinese consumers like modern style furniture (Diamond Sofa, Colorful World, Giorgio Mobili) (5)

Source:
(1): "SpendingPulse (MasterCard Advisors) Retail Report
(2): "IBISWorld U.S. Furniture Industry Report" http://www.ibisworld.com/industry/default.aspx?indid=1016
(3): Centre for Industrial Studies "World Furniture Outlook 2011/2012"
(4): International Monetary Fund April 2011 World Economic Outlook
(5): National Bureau of Statistics of China report dated April 13, 2012
(6): Industry Research Report by Hongwei Bai in CICC, November 10, 2009

# U.S. MARKET: DIAMOND SOFA

## Strong Indirect Sales

- Diamond is a strong respected American brand and innovative distributor and designer of contemporary lifestyle furniture products in the U.S. since 1992
- Products sold to stores ranked in the top 100 furniture companies in the U.S. (1)
- Worldwide product showrooms: Las Vegas, Highpoint North Carolina, Shanghai
- Participant in key international trade shows and conventions



DIAMOND SOFA
6541

CALIFORNIA HEADQUARTER



LAS VEGAS SHOWROOM



WARREN BUFFET W/ TAWNY LAM (President)

## URBAN CONTEMPORARY PRODUCTS

- Zen Collection
- Living Room (Sofas and Love Seats)
- Accent Chairs
- Occasional Table and TV Stands
- Top customers include: Nebraska Furniture Mart (Berkshire Hathaway company), Home Maker, Lacks, Living Spaces, Wayfair, El Dorado, Dearden's,lvg, Oneway, and many others

(1) Furniture/Today, "Top 100 U.S. Furniture Stores," November 15, 2011

# DIAMOND SOFA PRODUCTS









# FRANCHISING IN CHINA

nova
LIFESTYLE

## HIGHER PROFIT MARGINS THROUGH DIRECT SALES IN CHINA

- Nova brands offered through independently owned franchise stores
- Stores individually advertise through local media
- Nova coordinates large-scale promotions for launching new product collections
- Nova sells directly to franchise store owners
- Higher profit margins than export sales
- Stores strategically located in furniture marketplaces and large shopping malls for better brand visibility
- Each brand distinctly designed to accommodate different consumer preferences in the China market
- As of June, 2012 has grown to more than 100 franchise stores, with a target of 200 stores in 2012


nova



# "GIORGIO MOBILI" BRAND

## GIORGIO MOBILI

- Clientele: Upper middle-class consumers
- Luxury brand established in 2010
- Clean, classic style for upper middle-class consumers
- High-end living room and bedroom sets, combining simple elegance with modern fashion
- Luxury brands are growing exponentially due to the rising middle class worldwide


GIORGIO MOBILI





# "COLORFUL WORLD" BRAND

花花世界



- Clientele: Middle-class consumers
- Launched in 2003, first major branded product introduced by Nova into the China market
- Young, clean, fashionable look for middle-class consumers; suitable for smaller, urban living spaces
- Majority of franchising store sales consist of the "Colorful World" brand
- To launch new "Sleeping Life of Colorful World" bedroom line in 2012







# GLOBAL MANAGEMENT TEAM



Jeffery Wong - CEO, Chairman and Co-Founder
- 22 years of experience in the furniture industry
- Vice-Chairman, Dongguan Furniture Association
- Director, the International Furniture and Decoration (Hong Kong) Association
- Graduated from Hong Kong Victoria Technical College
- Citizenship: Hong Kong/UK
- Fluent in English and Chinese



Tawny Lam - President, and Director, Co-Founder Diamond Sofa in U.S.
- Joined in 2011
- CEO & co-founder in 1992 of Diamond Sofa in Commerce,CA
- Extensive experience in U.S. furniture product marketing
- Bachelor of Science in Business and Finance from California State University, Los Angeles
- Citizenship: U.S.A.
- Fluent in English, Chinese and Vietnamese



Sammy Ho - CFO, Co-Founder
- 19 years of experience in the furniture industry
- Bachelor's degree from St. Mary's University
- MBA from The Chinese University of Hong Kong in 1990
- Citizenship: Hong Kong/UK
- Fluent in English and Chinese



Mark Chapman - VP, Marketing
- Sales Manager of Diamond Sofa since 2004
- 20 years of experience in the furniture industry
- Previously Director of Purchasing for ACE TV Rentals, Central Rents and Day Page
- Graduated from Augustana College with a BS in Business Administration Management and Marketing
- Citizenship: U.S.A.



Dawn Atnip - Senior Sales Executive
- Joined in 2006 as Senior Sales Executive
- More than 10 years of experience in Sales
- Prior work experience include positions at Universal Mattress and Even Stevens
- Citizenship: U.S.A.
- Riverside College, CA graduate



Chris Steadman – Director of Internet Sales
- Responsible for all internet sales related transactions
- More than 20 years of sales experience
- Prior positions include sales positions at Chicco, USA, Zapf Creation and QVC
- Bachelor's degree from Temple University
- Citizenship: U.S.A.

# FINANCIALS

## Year Over Year Growth in Revenues and Net Income

**US $Millions**

| | FY 2009 | FY2010 | FY2011 |
|---|---|---|---|
| Revenue | $21.7 | $28.8 | $43.2 |
| Growth | | +33.0% | +50% |
| Net Income | $4.6 | $4.8 | $5.37 |
| Growth | | | +28% |

(EPS: $0.37 on 14.7MM diluted shares)

### Revenue



50
40
30
20
10
0
US $Millions
33%
50%
FY 2009
FY 2010
FY 2011

### Net Income



5.4
5.2
5
4.8
4.6
4.4
4.2
US $Millions
28%
FY 2009
FY 2010
FY 2011

# FINANCIALS

## 2012 First Quarter Sales Up 95%

US $Millions

| | 2011 Q1 | 2012Q1 | |
|---|---|---|---|
| Revenues | $5.6 | $11.0 | +95% |
| Net Income | $1.01 | $0.98 | (EPS: $0.05 on 18.7 MM diluted shares) |

Analysis:

- U.S. sales up approx. 300% following acquisition of Diamond Sofa
- Decline in gross margins mainly due to increased product purchases from third-party manufacturers due to rapid sales growth and higher SG&A expenses which included going public costs
- Gross margins expected to return to 30% in future quarters
- Increased diluted shares resulted from two successful private placements in August 2011 and January 2012, with combined gross proceeds of $6.57 MM

## RECENT EVENTS

- May 15, 2012 – Company Announced Long-Term Supply Agreement in China with IKEA, the world's largest home furnishings retailer; Supported by new 161,460 square foot production line under construction with targeted completion in December. Products generated could add approximately $25MM in new sales beginning in 2013.
- June 19, 2012 –Supply Agreement Announced with Conforama, a subsidiary of Steinhoff International, creating one of Europe's largest retailers. First order expected to be delivered by June 31, 2012.

# GROWTH STRATEGY

- Focus primarily on continuing rapid growth in U.S. and China, via further penetration of "Top 100" stores in the U.S. and increasing Internet sales with Diamond brand. In China, via increasing direct sales of NOVA branded furniture through growth to 200 franchises this year, and new Internet sales.
- Maintain geographic diversity - - while growth in Europe should continue, it will become a smaller piece of overall pie.
- Add new supply arrangements, such as recently announced deals with IKEA and Conforama
- Expand manufacturing capacity with new construction ($6.6 MM expansion should be completed this year); consider other corporate activities to expand sales such as joint design programs with real estate developers
- **Major future thrust**: Sell high margin U.S. furniture in China

# OUTLOOK FOR 2012

Based on anticipated organic growth, the Company provided the following guidance for 2012 on April 2, 2012:

- Revenues growing from $43.2 million in 2011 to between $50 million and $58 million in 2012 (Midrange: +25%)
- Net income increasing from $5.4 million in 2011 to between $7 million and $8 million in 2012 (Midrange: +39%)

## CONTACTS

**Corporate Contact:**

Tawny Lam
President, Nova LifeStyle, Inc.
Tel: (323) 888-9999
Email: info@novalifeStyle.com
www.diamondsofa.com

**IR Contact:**

Ken Donenfeld
DGI Investor Relations, Inc.
Tel: (212) 425-5700
Email: kdonenfeld@dgiir.com